Exhibit 99.1

PGi Reports Fourth Quarter and Fiscal Year 2011 Results: Q4 Revenues Grew 9% to $118.7M, Non-GAAP Diluted EPS from Continuing Operations $0.18*

Company Looks for Solid Organic Growth and Improved Profitability in 2012

ATLANTA--(BUSINESS WIRE)--February 16, 2012--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for 20 years, today announced results for the fourth quarter and fiscal year ended December 31, 2011.

In the fourth quarter of 2011, net revenues increased 9.1% to $118.7 million, compared to $108.8 million in the fourth quarter of 2010. Diluted EPS from continuing operations was $0.07 and non-GAAP diluted EPS from continuing operations was $0.18* in the fourth quarter of 2011, compared to diluted EPS from continuing operations of ($0.01) and non-GAAP diluted EPS from continuing operations of $0.10* in the fourth quarter of 2010.

“We are pleased with our performance in 2011, as we returned to growth across all regions and product lines,” said Boland T. Jones, PGi founder, chairman and CEO. “Last year, we made significant progress in transitioning PGi toward a Software as a Service model with the initial launch of our next-generation virtual meeting solutions, iMeet® and GlobalMeet®. The market reception of these award-winning new products has been positive, and enterprise momentum continues to build. This year, we plan to continue to enhance both iMeet and GlobalMeet with increased functionality, mobility upgrades and exciting new features that will open new market opportunities and position these products as the ones to beat in the enterprise market.”

2011 Financial Results

In 2011, net revenues increased 7.3% to $473.8 million, compared to $441.8 million in 2010. Diluted EPS from continuing operations was $0.34 and non-GAAP diluted EPS from continuing operations was $0.62* in 2011, compared to diluted EPS from continuing operations of $0.15 and non-GAAP diluted EPS from continuing operations of $0.51* in 2010. Results for 2010 are presented to reflect the PGiSend business as discontinued operations, as it was sold in October 2010.

2011 Accomplishments

  Celebrated 20 years as a global leader in virtual meetings;
  Launched iMeet, our secure, cloud-based video conferencing solution that enables up to 15 people to meet face-to-face online – anytime, anywhere – from their desktop, tablet or mobile device;
  Launched GlobalMeet, which integrates web conferencing and audio conferencing into one complete solution for simple, cost-effective meetings;
  Earned multiple awards and accolades for our product innovation, including:
    iMeet won the 2011 People’s Choice Stevie Award for best new computer service;
    iMeet was named Best New Product by Best in Biz awards;
    PGi was named Frost & Sullivan’s 2011 Product Strategy of the Year Award winner; and
    PGi moved into the Visionaries quadrant of the Gartner Magic Quadrant for Web Conferencing based on our innovation with iMeet and GlobalMeet.
  Exited the year with our new virtual meeting products generating an annual revenue run-rate of nearly $11 million;
  Amended our bank credit facility with increased capacity, an extended term and lower pricing;
  Reported our highest revenue growth in three years, with net revenues increasing more than 7% as compared to 2010;
  Reported our highest earnings growth in three years, with non-GAAP diluted EPS from continuing operations increasing nearly 22% as compared to 2010;
  Established a new open market share repurchase program for up to five million shares of our common stock; and
  Repurchased nearly three million shares of common stock in the open market under our prior and current share repurchase plans.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current trends and foreign currency exchange rates, PGi anticipates net revenues in 2012 will be in the range of $490-$500 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.70-$0.75*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 211-4542 (U.S. and Canada) or (913) 312-0943 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi has been a global leader in virtual meetings for 20 years. Our cloud-based solutions, iMeet® and GlobalMeet®, deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of more than 35,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, we have hosted more than 725 million people from 137 countries in over 165 million meetings. For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customer base; risks associated with challenging global economic conditions; costs or difficulties related to the integration of any new technologies; service interruptions and network downtime; price increases from our telecommunications service providers; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; our level of indebtedness; future write-downs of goodwill or other intangible assets; assessment of income, state sales and other taxes; restructuring and cost reduction initiatives and the market reaction thereto; risks associated with acquisitions and market expansion; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers; risks associated with international operations, including political instability and fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)

Net revenues	$118,735	$108,824	$473,834	$441,753
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	49,227	44,434	195,822	178,699
Selling and marketing	31,492	31,773	134,018	122,034
General and administrative (exclusive of expenses
shown separately below)	14,767	14,621	57,176	58,576
Research and development	2,784	3,541	11,521	14,136
Excise and sales tax expense	-	-	352	439
Depreciation	7,659	7,064	30,831	25,980
Amortization	1,304	1,616	6,365	7,386
Restructuring costs	809	5,350	847	12,257
Asset impairments	340	114	456	290
Net legal settlements and related expenses	363	244	399	659
Acquisition-related costs	12	-	91	316
Total operating expenses	108,757	108,757	437,878	420,772

Operating income	9,978	67	35,956	20,981

Other (expense) income:
Interest expense	(3,573)	(1,649)	(9,954)	(10,785)
Unrealized gain on change in fair value of interest rate swaps	-	-	-	1,228
Interest income	12	48	46	157
Other, net	(339)	(369)	(574)	(1,075)
Total other expense	(3,900)	(1,970)	(10,482)	(10,475)

Income (loss) from continuing operations before income taxes	6,078	(1,903)	25,474	10,506
Income tax expense (benefit)	2,797	(1,078)	8,586	1,540
Net income (loss) from continuing operations	3,281	(825)	16,888	8,966

Income (loss) from discontinued operations, net of taxes	(2,194)	(10,126)	4,546	(4,135)

Net income (loss)	$1,087	$(10,951)	$21,434	$4,831

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	48,540	56,910	49,619	58,009

Basic net income (loss) per share
Continuing operations	$0.07	$(0.01)	$0.34	$0.15
Discontinued operations	(0.05)	(0.18)	0.09	(0.07)
Net income (loss) per share	$0.02	$(0.19)	$0.43	$0.08

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	48,970	56,910	49,971	58,355

Diluted net income (loss) per share
Continuing operations	$0.07	$(0.01)	$0.34	$0.15
Discontinued operations	(0.04)	(0.18)	0.09	(0.07)
Net income (loss) per share	$0.02	$(0.19)	$0.43	$0.08

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$32,033	$15,101
Accounts receivable (less allowances of $613 and $930, respectively)	72,518	64,243
Prepaid expenses and other current assets	13,906	19,941
Income taxes receivable	1,739	2,870
Deferred income taxes, net	1,090	5,337
Assets of a disposal group held for sale	-	4,319
Total current assets	121,286	111,811

PROPERTY AND EQUIPMENT, NET	103,449	107,238

OTHER ASSETS
Goodwill	295,690	296,681
Intangibles, net of amortization	10,906	16,967
Deferred income taxes, net	3,474	1,442
Other assets	8,016	7,518
TOTAL ASSETS	$542,821	$541,657

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$42,589	$42,282
Income taxes payable	962	768
Accrued taxes, other than income taxes	3,611	4,671
Accrued expenses	28,999	27,585
Current maturities of long-term debt and capital lease obligations	3,845	3,577
Accrued restructuring costs	2,287	7,273
Liabilities of a disposal group held for sale	-	3,143
Deferred income taxes, net	386	-
Total current liabilities	82,679	89,299

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	195,963	180,167
Accrued restructuring costs	1,410	2,321
Accrued expenses	17,249	18,032
Deferred income taxes, net	1,783	9,823
Total long-term liabilities	216,405	210,343

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
50,144,703 and 52,253,125 shares issued and outstanding, respectively	501	523
Additional paid-in capital	475,013	491,833
Accumulated other comprehensive gain	10,809	13,679
Accumulated deficit	(242,586)	(264,020)
Total shareholders' equity	243,737	242,015
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$542,821	$541,657

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended
	December 31,
	2011	2010
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$21,434	$4,831
(Income) loss from discontinued operations, net of taxes	(4,546)	4,135
Net income from continuing operations	16,888	8,966
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	30,831	25,980
Amortization	6,365	7,386
Amortization of debt issuance costs	926	917
Write-off of unamortized debt issuance costs	743	161
Net legal settlements and related expenses	399	659
Payments for legal settlements and related expenses	(246)	(417)
Deferred income taxes	2,388	(3,448)
Restructuring costs	847	12,257
Payments for restructuring costs	(6,779)	(9,537)
Asset impairments	456	290
Equity-based compensation	6,757	8,597
Unrealized gain on change in fair value of interest rate swaps	-	(1,228)
Provision for doubtful accounts	626	855
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Accounts receivable, net	(8,937)	1,493
Other assets and liabilities	3,900	(5,752)
Accounts payable and accrued expenses	3,565	738
Net cash provided by operating activities from continuing operations	58,729	47,917
Net cash (used in) provided by operating activities from discontinued operations	(792)	17,901
Net cash provided by operating activities	57,937	65,818

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(30,100)	(32,868)
Other investing activities	(427)	10
Business dispositions	1,902	51,281
Business acquisitions, net of cash acquired	(1,282)	(591)
Net cash (used in) provided by investing activities from continuing operations	(29,907)	17,832
Net cash used in investing activities from discontinued operations	(276)	(6,009)
Net cash (used in) provided by investing activities	(30,183)	11,823

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(70,793)	(200,586)
Proceeds from borrowing arrangements	85,971	158,756
Payments of debt issuance costs	(1,469)	(1,165)
Repayment of shareholder notes	-	1,904
Purchase of treasury stock, at cost	(23,852)	(61,603)
Exercise of stock options	614	-
Net cash used in financing activities from continuing operations	(9,529)	(102,694)
Net cash used in financing activities from discontinued operations	(140)	(90)
Net cash used in financing activities	(9,669)	(102,784)

Effect of exchange rate changes on cash and equivalents	(1,153)	(1,158)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	16,932	(26,301)
CASH AND EQUIVALENTS, beginning of period	15,101	41,402
CASH AND EQUIVALENTS, end of period	$32,033	$15,101

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$9,978	$67	$35,956	$20,981
Restructuring costs	809	5,350	847	12,257
Excise and sales tax expense	-	-	352	439
Asset impairments	340	114	456	290
Net legal settlements and related expenses	363	244	399	659
Equity-based compensation	1,548	1,619	6,757	8,597
Acquisition-related costs	12	-	91	316
Amortization	1,304	1,616	6,365	7,386
Non-GAAP operating income	$14,354	$9,010	$51,223	$50,925

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$3,281	$(825)	$16,888	$8,966
Elimination of non-recurring tax adjustments	1,217	86	1,672	(1,192)
Unrealized gain on change in fair value of interest rate swaps	-	-	-	(909)
Restructuring costs	599	3,959	617	9,070
Excise and sales tax expense	-	-	256	325
Excise and sales tax interest	-	(145)	117	336
Asset impairments	252	84	332	215
Net legal settlements and related expenses	269	181	291	488
Equity-based compensation	1,146	1,198	4,923	6,362
Acquisition-related costs	9	-	66	234
Amortization	965	1,196	4,638	5,466
Non-recurring foreign exchange losses	-	21	-	241
Debt refinance costs and other non-recurring interest	978	-	962	290
Non-GAAP net income from continuing operations	$8,716	$5,755	$30,762	$29,892

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.07	$(0.01)	$0.34	$0.15
Elimination of non-recurring tax adjustments	0.02	-	0.03	(0.02)
Unrealized gain on change in fair value of interest rate swaps	-	-	-	(0.02)
Restructuring costs	0.01	0.07	0.01	0.16
Excise and sales tax expense	-	-	0.01	0.01
Excise and sales tax interest	-	-	-	0.01
Asset impairments	0.01	-	0.01	-
Net legal settlements and related expenses	0.01	-	0.01	0.01
Equity-based compensation	0.02	0.02	0.10	0.11
Acquisition-related costs	-	-	-	-
Amortization	0.02	0.02	0.09	0.09
Non-recurring foreign exchange losses	-	-	-	-
Debt refinance costs and other non-recurring interest	0.02	-	0.02	-
Non-GAAP diluted EPS from continuing operations	$0.18	$0.10	$0.62	$0.51

(1) Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, unrealized gain on change in fair value of interest rate swaps, restructuring costs, excise and sales tax expense and interest, asset impairments, net legal settlements and related expenses, acquisition-related costs, non-recurring foreign exchange losses and debt refinance costs and other non-recurring interest. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2) Column totals do not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

	Q4 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q4 - 11 (Actual)
	(Unaudited, in thousands, except per share data)

Net Revenues	$118,422	$313	$118,735
North America Net Revenue	$78,549	$(32)	$78,517
Europe Net Revenue	$25,569	$(84)	$25,485
Asia Pacific Net Revenue	$14,304	$429	$14,733
Non-GAAP Operating Income	$14,256	$98	$14,354
Non-GAAP Net Income from Continuing Operations	$8,569	$147	$8,716
Non-GAAP Diluted EPS from Continuing Operations	$0.17	$0.00	$0.18

(3) Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 10) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

	Q4 - 11 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q4 - 11 (Actual)
	(Unaudited, in thousands)

Net Revenues	$119,921	$(1,186)	$118,735

(4) Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q3 - 11) average exchange rates.

Organic Growth (5)

	December 31, 2010	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	December 31, 2011	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenues, Three Months Ended	$108,824	$313	$9,598	$118,735	8.8%

Net Revenues, Twelve Months Ended	$441,753	$8,514	$23,567	$473,834	5.3%

(5) Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Sean O’Brien, 404-262-8462
Executive Vice President
Strategy & Communications